UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2008

The McClatchy Company

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-9824 (Commission File Number)	52-2080478 (I.R.S. Employer Identification No.)

2100 Q Street

Sacramento, CA 95816

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code (916) 321-1846

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entries Into a Material Definitive Agreement

On December 30, 2008, The McClatchy Company, a Delaware corporation (“McClatchy” or the “Company”), and its subsidiary Richwood, Inc., a Florida corporation, entered into an agreement with Citisquare Group, LLC, a Florida limited liability company (the “Buyer”) to amend (the “Amendment”) the Contract for Purchase and Sale of Real Property effective as of March 3, 2005 (the “Original Agreement”), as amended by that certain First Amendment dated August 10, 2007, and as further modified by that certain Second Amendment dated as of December 20, 2007.

Pursuant to the Amendment, the parties have agreed to extend the closing date of the sale of certain real property located in Miami, Florida (as described in the Original Agreement) from December 31, 2008 to June 30, 2009.  The Buyer has the right to extend the closing date for up to an additional six months to December 31, 2009, conditioned upon an increase in the termination fee payable to McClatchy in the event the transaction fails to close from $2 million to $6 million.  In addition, under the terms of the Amendment, the Buyer has relinquished its right of first refusal to purchase The Miami Herald’s building and underlying land, which right was included in the Original Agreement.  The purchase price under the Original Agreement remains unchanged at $190 million.  McClatchy has received $10 million in non-refundable deposits from Buyer which will be applied toward the purchase price.

Except as provided in the Amendment and prior amendments, all provisions of the Original Agreement remain in full force and effect.  The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(c)   Exhibits

Exhibit 10.1                                Third Amendment to Contract for Purchase and Sale of Real Property dated as of December 30, 2008, by and between The McClatchy Company, a Delaware corporation, Richwood, Inc., a Florida corporation, and Citisquare Group, LLC, a Florida limited liability company.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

January 5, 2008                                                                                       The McClatchy Company

By:
/s/Patrick J. Talamantes
By: Patrick J. Talamantes
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number                                           Description

Exhibit 10.1
Third Amendment to Contract for Purchase and Sale of Real Property dated as of December 30, 2008, by and between The McClatchy Company, a Delaware corporation, Richwood, Inc., a Florida corporation, and Citisquare Group, LLC, a Florida limited liability company.